SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS California Tax-Free Income Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectuses.
Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund through September 30, 2021. Began managing the fund in 2014.
Michael J. Generazo, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2010.
Matthew J. Caggiano, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 1999.
Please Retain This Supplement for Future Reference
July 8, 2021
PROSTKR21-50